THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

David R. Bock

Director

Jean-Marc Boillat[3]

Director

Richard A. Brealey

Director

Alexandre de Takacsy

President

Director

Claude W. Frey

Director

Claus Helbig[1]

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Michael Kraynak, Jr.[1]

Director

Stephen K. West, Esq.1,[4]

Director

Eric R. Gabus

Director Emeritus

Baron Hottinger

Director Emeritus

Rudolf Millisits

Chief Executive Officer

Chief Financial Officer

Philippe R. Comby,

CFA, FRM

Vice President

James Downey

Secretary

Glen Fougere

Assistant Secretary

Patrick J. Keniston

Chief Compliance Officer

[1] Audit Committee Member [2] Audit Committee Chair	[3] Governance/Nominating Committee Chair [4] Pricing Committee Chair

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. Its headquarters are in Zurich with offices in Basel, Brig, Geneva, Luxembourg, Sion, Vienna, London, Paris, New York, Toronto and the Bahamas.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Global Market Review

The global macro-economic situation worsened over the summer. According to International Monetary Fund (IMF) forecasts, the global economic recovery is slowing, with global gross domestic product (GDP) growth projected at 4.0% for both 2011 and 2012, down from prior forecasts of 4.5%. The IMF noted that global GDP growth has entered a challenging new phase with global activity weakening and a recent sharp fall in consumer confidence. Moreover, the new head of the IMF, Christine Lagarde, along with the Organization for Economic Co-operation and Development (OECD), has focused on the immediate need to recapitalize European banks. The combination of the European sovereign debt crisis and the undercapitalization of European banks has led to heightened financial market stress with a substantial impact on the global economy.

The third quarter of 2011 saw a slowdown in the global economy and increasing fears of a double-dip recession in the U.S. and Europe as a result, in part, of the lack of stimulus efforts on the part of European policymakers. Leading indicators, including Purchasing Managers Indexes (PMI), also showed that the second quarter soft patch extended well into the third quarter of 2011. For instance, the JP Morgan Global Manufacturing PMI remained slightly above the breakeven 50 mark in August, but output, new orders and new export orders continued to contract. Half of the countries reported PMI still above the critical threshold of 50, although only 25% of those countries, including the U.S. and China, showed a monthly increase. Although these indicators continued to deteriorate and U.S. GDP growth forecasts were reduced, sustained U.S. consumer spending, strong monetary growth expansion and lower oil prices may suggest only slower GDP growth rates instead of a double-dip recession.

From a Eurozone perspective, the sovereign debt crisis continues to be a significant short-term risk to global financial stability. Concerns about European sovereign debt and, by extension, that of the European banks holding sovereign bonds, have led to a renewed credit freeze as banks maintain high cash reserves, but have tightened their lending practices. As a result, there is a real risk of a feedback loop with low growth rates, increases in non-performing loans, further weakened banks, and additional cuts in lending. The European Central Bank (ECB) and EU authorities continue to demonstrate their commitment to the Eurozone. The ECB has intervened in the bond markets by purchasing more than 150 billion euros of government bonds. This action, however, has sterilized most of the ECB’s operations and reduced its lending to financial institutions. Although there are no opt-out clauses under the EU constitution for EU members to leave the Eurozone, the Lisbon Treaty explicitly states that any withdrawal should come from a Member State’s initiative and willingness. The Treaty also states that the adoption of the euro by Member States is irrevocable. ECB and EU authorities are concerned that, if one country left the EU, speculation about other weak economies also leaving could generate

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

very high costs for Eurozone as well as for the global economy.

With respect to Greece, the country’s total debt burden stands at more than 320 billion euros. Greek default is well anticipated with 5-year credit default swaps (CDS) spreads signalling a 98% probability. The IMF, EU and ECB are reopening talks in Athens on Greece’s progress in meeting its budget targets for the next 8 billion euro tranche from the country’s 110 billion euro rescue program. Meanwhile, due to the escalating funding needs of Greece, speculation is mounting about a further haircut on Greek debt of up to 60% (originally it was around 20% in July). In early October, Greek Prime Minister George Papandreou announced that Greece will fail to meet its fiscal deficit target of 7.6% of GDP for this year, and instead will only manage to reach 8.5% of GDP. Other peripheral countries, including Italy and Spain, also have come under pressure in recent months. For example, the spotlight on Italy re-emerged after Moody’s downgraded Italy’s sovereign debt rating three notches to A2 from Aa2 in early October.

The European sovereign debt crisis has had a significant effect on the larger European financial sector with CDS spreads for financials reaching their highest historical levels. To improve liquidity, the ECB and other central banks decided to ease U.S. dollar funding of European banks. European policymakers also agreed to expand the guarantee scheme of the European Financial

Stability Facility (EFSF) fund and to give the fund more flexibility, which will allow it not only to lend to countries under IMF, EU and ECB programs, but also to intervene in primary and secondary bond markets and to recapitalize banks via sovereign investment. Because the sovereign debt crisis continues to grow, and has moved beyond Greece, Portugal and Ireland to Italy and Spain and even to certain French banks, such as Dexia, and others, it has become evident that the EFSF initiative will be insufficient to cope with the needs of the larger European Monetary Union countries in the long term. Some recapitalization of European banks may occur while Greek debt is being restructured, provided that the ECB continues to provide unlimited support to the bond market. The risk of a recession has increased in the Eurozone and will continue to increase as long as the Greek debt problem is unresolved. On the monetary front, future implied rates are discounting cuts before year end with important issues in the interbank market, such as the reluctance of the European banks to lend to each other. In the long run, fiscal discipline through closer fiscal integratio represents probably the most credible solution.

The increased risk of recession also is spreading across emerging market countries. Although those economies continue to demonstrate stronger growth than the G7 nations. However, tightening monetary cycles are expected to end in key countries, including Brazil, Korea, Malaysia and, potentially, China in the near future. In particular, China’s late stage monetary

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

tightening policy could end soon, as monetary growth dropped below the Chinese Central Bank’s target and credit growth fell below GDP growth. Inflation levels appear to have peaked; however, they remain elevated given strong demand pressures. Assuming slower growth in the months ahead, Asian central banks are more likely to leave policy rates unchanged.

Overall, risk aversion in financial markets continued throughout September, an event that has not spared any asset class. Global equities dropped by more than 15% in the third quarter of 2011, and were negatively affected by heightened global macro-economic concerns despite strong corporate fundamentals. Companies also continued to be negatively affected by substantial earnings downgrades. Many sectors and stocks have reached their lowest valuations since the global financial crisis in 2008 and 2009, and appear to be oversold. Management still anticipates most of the headwinds to persist in the short-term, while equity markets could move upward on compelling valuations both from a historical perspective, as compared to other asset classes, and on clearer prospects of a resolution to the European sovereign debt crisis.

A shift towards less stable but faster growing investments by the Fund would need to be preceded by a recapitalization of the European banking system (i.e., systemic risk mitigation) along with a move towards more fiscal integration in Europe (e.g., Eurobonds issuance, EFSF expansion and the ECB officially being the lender of last resort for the region).

Swiss Economy Review

Swiss economic growth slowed in the second quarter, with GDP growth up by only 0.4% quarter-over-quarter and 2.3% year-over-year, which were the lowest growth rates since 2009. Subdued private consumption (+0.2% quarter-over-quarter) as well as declining equipment investments (-1.5% quarter-over-quarter), were the two main detractors, while construction expenditures also fell 2.5% quarter-over-quarter. However, the slowdown in construction spending should prove to be temporary when looking at the robust orders in new construction, with unfilled orders reaching a new all-time high in the third quarter, and building permits increasing strongly. The external sector (exports minus imports) contributed positively for another quarter despite the strengthening of the Swiss franc (up by more than 7% against the U.S. dollar), while government spending rose by 2.8% quarter-over-quarter, helping to offset subdued domestic demand. Despite this economic deceleration, Swiss GDP growth still outpaced the Eurozone during the second quarter.

Looking at consumer spending developments, households also expect a general economic slowdown tied to the deterioration of their own financial situations. Consumption behavior, however, remained generally unaffected, as demonstrated by solid growth in retail sales at +2.9% in July (decelerating in August by 1.9%) and new car registrations (+9.1% in August and +18.6% in September). The elevated migration into Switzerland, along with low and stable unemployment

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

(unchanged at 2.8% in September), continued to support domestic demand.

From a business survey standpoint, the Swiss KOF (Konjunkturforschungsstelle) leading indicator fell almost 25% in September, which is the sharpest decline in more than two years and reflects the significant slowdown in the pace of economic activity. During that period, the strength of the Swiss franc started to have a significant negative effect on Swiss competitiveness with markedly worse performance by export industries and losses in local tourism. The watch industry, however, continues to be extremely resilient, growing by 16% in August. The other key indicator, the Swiss PMI, also faded and dropped below the critical boom-bust line of 50 to 48.2. Within the Swiss PMI, the production sub-index posted the biggest decline, while the more forward-looking order backlog was stabilized, albeit at a subdued level. Overall, although Swiss industrial activities have lost some of their momentum over the last several months, they have not faltered to a similar degree observed in late 2008 and throughout 2009. Despite the detrimental effects of the strong Swiss franc, purchasing managers in Switzerland continue to have confidence in their economic future.

After many failed attempts to weaken the Swiss franc since the start of the financial crisis, the Swiss National Bank (SNB) signaled a shift to a more aggressive stance. As a first step, the SNB reduced its 3-month CHF-LIBOR target to 0% and massively expanded its sight deposits (above CHF 200 billion), while buying back SNB bills above par, pushing their yields deep into negative territory. In a second step, in early September, the SNB set a target of CHF 1.20 against the euro and started selling Swiss francs in potentially unlimited quantities. The SNB intends to continue reducing the attractiveness of investments in Swiss francs and is prepared to allow its foreign exchange reserves and its balance sheet to expand to whatever level is necessary to achieve its goal. Moreover, the SNB lowered 2011 estimated Swiss GDP growth from 2.0% to 1.5%, as the economic outlook remained particularly uncertain, while at the same time cutting its inflation forecast to 0.4% in 2011 and -0.3% in 2012. The SNB believes that inflationary risks remain contained. Moreover, foreign exchange reserves grew by an additional 30 billion Swiss francs during September 2011 to 282 billion Swiss francs. The exchange rate floors established by the SNB constituted a great relief for all exporters with a cost base in Swiss francs. SNB’s intervention could potentially be successful as the Swiss franc is overvalued and the markets have not engaged in a large scale test of the SNB’s lower boundary. However, it will be difficult for Switzerland, through unilateral action, to reverse the strengthening of its currency given the larger ongoing deterioration in the fundamental outlook for the Eurozone. One positive development, however, has been the widening inflation gap between the Eurozone and Switzerland, which has lead to a declining fair value in EUR/CHF on purchasing power parity (PPP) considerations. In this context, the Swiss franc has experienced huge moves this year, ending

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

up 2.7% against the euro and up 4.9% against the U.S. dollar at the end of the third quarter. Continuing European sovereign debt issues and high financial market tensions will limit strengthening of the euro against the Swiss franc, while the U.S. dollar should slightly appreciate against the euro and, therefore, the Swiss franc, in the very short-term based on inflation and economic growth differentials.

As a result of heightened risk, equity market volatility increased dramatically in the third quarter of 2011, leading to a decline of nearly 12% for the Swiss market, with the small- and mid-cap segment dropping by 18%.

Sector Review

Consumers

Although the brand names in the consumer sector are generally regarded as defensive, the economic climate remained challenging for those companies. Rising raw material costs negatively affected profitability levels and the continued strength of the Swiss franc will continue to negatively affect Swiss companies reporting in the domestic currency. Nestlé, for example, had cost increases of almost 3 billion Swiss francs this year, which it was able to partially offset by savings programmes, growth, sales mix and pricing. The company is expected to deliver constant currency margin improvement and 5% to 6% organic growth on potentially higher pricing during the second half of the year, in spite of flatter volumes. Double digit growth in Asia, Africa and Middle East outweighed subdued expansion in the developed world. Although

Nestlé’s management did not reject the idea of a new buyback program, priority is being given to the company’s financial flexibility. In the current volatile economic environment, Nestlé should continue to offer resilient underlying earnings growth. The company’s stock price fell by 4.1% in the third quarter, outperforming slightly the European food and beverage sector.

Lindt, the worldwide leader in the premium chocolate segment, should outperform the sector with projected organic growth in Swiss francs of 6% to 8%. Considering its relative overexposure to developed countries and its high dependence on competitive cocoa, sugar and milk prices to generate growth, however, Lindt is more exposed to economic downturns than its peers in the consumer sector. The company’s ongoing share buyback program, implemented in May of this year, will last to the end of 2012, with a maximum buyback of 5% of the company’s capital stock.

The personal goods and services segment was a weak performer across all European indices during the third quarter. Fears of a hard landing in China, which would harm Swiss luxury goods and watch companies, were the main reason for this selloff. Swatch and Richemont have higher exposure to China than their European peers, with 34% and 24% exposure, respectively. Although Fund management does not currently expect a global recession, the Fund’s exposure to both stocks was reduced slightly during the third quarter. Excluding a hard landing scenario in China, Swiss domestic demand

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

should remain high for luxury goods. If the Chinese government implements certain tax relief on luxury goods, it would be beneficial for Swiss watch exports.

Industrials Goods and Services

The industrial sector’s performance was strongly affected by the wild swings in the Swiss franc during the quarter. Once the U.S. dollar plunged below 0.90 per Swiss franc and the euro closed down to 1.18 per Swiss franc, the negative correlation between the Swiss franc and the industrial sector increased significantly. Despite the SNB’s currency intervention and the subsequent devaluation of the Swiss franc by a whopping 25% against the euro and the U.S. dollar since mid-August, the sector has recovered modestly. During the year, the Fund progressively increased its exposure to large companies by reducing its weighting in small and mid-capitalization companies, including those in the industrial sector, in part because of the better ability of the large companies to withstand the negative impact of the strong Swiss franc. Their suppliers’ base is generally more geographically diversified which allows them to increase sourcing outside of Switzerland better matching revenues’ currencies and cost currencies. Swiss industrial companies, on the other hand, saw their sales levels, operating profits and resulting growth rates, as measured in Swiss francs, strongly reduced as a result of this negative translation effect. At the same time, company margins have been negatively affected by delays in passing raw material price increases on to customers. This delay was partly a result of slower economic growth that spurred more competitive behavior among corporations. The market share of Swiss industrial companies, however, does not appear to have been negatively affected at this time.

Other sources of concerns for the sector are the slowdown in global GDP due to austerity measures implemented in different Western countries and due to the lagging effect of tightening monetary conditions in the emerging market countries. These measures should continue to lower expectations for the industrial sector in the near future.

SGS’ performance suffered from excessive sales and earnings growth expectations. The company’s organic growth was strong, but the company’s overall performance suffered due to the strength of the Swiss franc, as SGS does business in more than 90 countries whose currencies fell against the Swiss franc.

Kuhne & Nagel, a logistical company, continues to grow above the market rates in sea and air freight. However, the global economic slowdown has started to negatively affect the volume of goods shipped. The company’s management cut its volume guidance for the year from 7% to 6% for sea freight and from 18% to 10% for air freight. The summer months saw sequential rebounds in activity, but September, usually a seasonally strong month, saw a renewed slowdown.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Healthcare

Global markets plunged in early August as a result of the deterioration of global macro-economic indicators and due to fears that the Greek debt situation would contaminate other European countries. Healthcare was not immune to the downturn, and large pharmaceutical stocks dropped alongside other sectors. The MSCI World Pharmaceutical Index was down 16% in the first few days in August as were the more cyclical medical technology companies in the sector. Swiss pharmaceutical stocks also were penalized, but the sector ultimately rallied during the quarter as a result of investors moving into the defensive sectors, and outperformed the Swiss indices. In such an economic environment, investors should continue to be attracted to the predictable cash flow from companies in this sector, the dividend payout of the pharmaceutical companies and the attractive yields. Roche and Novartis offered dividend yields of 4.6% and 4.3%, respectively, both of which are above the average yield for the Swiss market in the last decade (2.3%).

Roche remains confident that its on-going operational excellence program (initiated in November 2010) to reduce marketing and research and development expenses will improve the company’s overall profitability, and has revised its annual earnings per share estimates upwards from single digits to 10% (in Swiss francs). Product sales should expand at a slower pace; however, as they are expected to be negatively affected by U.S. healthcare reform, European austerity measures and price cuts in Japan. Roche’s long-

term prospects are attractive considering the quality of the product pipeline for its pharmaceutical division and the significant progress Roche is making in diagnostic tests. Roche’s combined strengths in pharmaceuticals and diagnostics will position the company as one of the largest healthcare leaders in personalized medicines. After the many clinical setbacks in 2010, which delayed the development of new compounds in the oncology area, Roche has slowly regained the confidence of the market. Fund management has maintained a cautious stance on the stock, but remains supportive of the long-term strategy of Roche. The robust outperformance of Roche during the quarter (+16.5% versus the SPI) was mainly explained by the perceived relatively low valuation of the stock and its attractiveness for value investors.

Novartis is continuing its efforts to improve productivity across the company. The company’s efficiency improvement program is aimed at streamlining core processes that led to margin progression across all divisions, with savings in marketing and in selling, general and administrative expenses. Novartis’ management has painted a picture of accelerating growth for the second half of the year. The integration of its eye care business, Alcon, which is one of the company’s strategic priorities, is contributing to the company’s diversified healthcare portfolio. Management’s expectation for the pharmaceutical pipeline is high. Future cash flow contributions from potential blockbuster drugs, such as Afinitor and Tasigna (oncology) and Gilenya (multiple sclerosis) are expected to

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

outweigh the decline due to patent expirations of legendary multi-billion products, such as Diovan.

The Swiss biotech and medical technology sectors have been disregarded by investors in recent years. Fund management remained optimistic on the prospects of these two industries, in particular on certain private equity holdings with niche products, but has reduced the Fund’s exposure for tactical reasons. As reported previously to stockholders, Fund management believes that the small- and mid-cap companies in this sector are well positioned to secure sizeable licensing deals with pharmaceutical firms and could be targets for merger and acquisition activities.

Chemicals

Increases in raw material prices should continue to apply pressure to margins of companies in the chemical industry in 2011. Consumer confidence, which has reached its lowest level in the past two and one-half years, reflects the deteriorating conditions that face the more cyclical activities of the industry. Givaudan, a fine chemical manufacturer, has a diversified revenue base with limited cyclical exposure (fine fragrances account for less than 10% of company sales). On the agribusiness side, the fundamentals of companies such as Syngenta are improving with a more favorable outlook for crop and seed prices. Syngenta’s management is confident in the Latin American season, which starts in September, and expects strong volume growth during the second part of the year.

Financials: banks and insurance

The European financial sector has been hit by a massive de-rating since the end of the second quarter this year. The IMF’s Global Financial Stability Report highlighted that European banks could face losses of more than 200 billion euros on European sovereign debt based on CDS spreads on government bonds issued by Ireland, Greece, Portugal, Italy, Spain and Belgium. European banks hold roughly 650 billion euros in sovereign debt issued by peripheral European countries, including 78 billion euros in Greek debt, 14 billion euros in Irish debt, 30 billion euros in Portuguese debt, 244 billion euros in Spanish debt, 220 billion euros in Italian debt and 57 billion euros in Belgian debt. Due to the tight liquidity situation, European banks’ cash deposits increased dramatically at the ECB, as those banks used the ECB’s overnight deposit facility and restrained their lending activity to other banks. Funding issues prevailed throughout the third quarter of 2011, forcing coordinated action from the ECB, BoJ (Bank of Japan), BoE (Bank of England) and the SNB, who offered unlimited dollar funding to their banks through swap lines.

Due to the extremely weak environment for the banking sector, the insurance sector has slightly outperformed banks on a year-to-date basis, although the sector also was negatively affected by a large sell-off due to pressure on reinsurers’ earnings coming from low interest rates, rising catastrophe rates in April and June and from events of late 2010 and early 2011. A majority of

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

companies under SST (Swiss Solvency Test)/Solvency II shifted their investments out of equities and real estate into bonds.

The massive underperformance of the financial sector since the beginning of the year also is a result of stricter regulation and rising financing costs. Overall profitability of the sector has been structurally impaired and will not be sustainable in the foreseeable future as a result of ongoing subdued investment activity, structural weaknesses in investment banking and flattening yield curves. With a risk premium of almost 20% compared to government bonds, European banks are trading on a low valuation at 7 times 2011 earnings per share estimates and below book value almost indicating a double-dip recession.

UBS announced that it expects to post a small profit for the third quarter of 2011, and has seen positive net new money flows in its wealth management businesses similar to those in the second quarter despite the announcement of the $2.3 billion rogue trading loss. An important event for UBS will be its investor day on November 17th, where it will focus on its efforts to downsize the investment bank. UBS’ Chief Financial Officer has already highlighted that UBS will take action to reduce the company’s risk-weighted assets in the investment bank from about 75% to about 50%, on a Basel III basis. On the positive side, both UBS and Credit Suisse have minimal exposure to the peripheral European countries’ debt, and remain well capitalized compared to their European peers.

The Fund remains substantially underweight in the financial sector, although it has slightly reduced this gap during the quarter due to very attractive valuations in the sector.

Private Equity and Other Illiquid Investments

The Fund did not add to its illiquid direct investments or its investments in private equity funds in the third quarter. The Fund’s total investment (consisting of assets invested to date and remaining capital commitments) in its two private equity fund investments, Zurmont Madison and Aravis II, represented 4.3% of the Fund’s net assets as of September 30, 2011. As of that date, the Fund also had 4.7% of its net assets invested in illiquid direct investments.

Outlook

Volatility in the global economy will most likely continue until a new framework for the international monetary system is implemented. Large swings of capital flows have occurred as consequence of the expansion in global liquidity (including foreign exchange reserves) and created substantial movement in currencies, making every day management of international corporations challenging. The ongoing European sovereign debt crisis, including the estimated costs to resolve it, will hamper economic growth in the Eurozone for some time.

On the positive side, equity valuations have compressed to a level where some

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

what lowered earnings expectations are already factored in and, barring a freeze in the financial system, the investment downside appears limited. As a result, slight improvements, for example, in U.S. economic activity could provide significant upside as short positions in the markets are at elevated levels and the cost of hedging is quite prohibitive. Companies with strong market positions and pricing power should be able to benefit from lower commodities prices going forward.

Navigating the markets during this phase of price containment and low growth will be difficult, but a focus on companies with high quality balance sheets, the capacity to quickly adjust their cost structure and a high market share in specific industries should provide above average returns.

Swiss Helvetia Performance Review

During the last quarter, the Fund moved towards a more conservative portfolio. The Fund has remained more heavily weighted in healthcare and food companies, while reducing its positions among smaller cap companies, such as industrial companies and energy companies. The Fund had sold certain of those positions to increase its cash position, partially for defensive purposes, and partially to pay shareholders in connection with its spill-back distribution payment in August.

The performance of the Fund relative to the SPI improved from the second to the third quarter this year, going from -3.8% in May to

-2.3% at the end of the third quarter. In terms of sector allocation results, healthcare has been a drag on the Fund’s performance due to the strong showing of Roche, which is underweight in the Fund’s portfolio, and the underperformance of the hearing-aids company, Sonova, in which the Fund was overweight, during the first quarter of 2011. In addition, the Fund had a large exposure to industrial companies active in energy conservation and oil and gas upstream and downstream capital spending. Most of these companies are in the mid- and small-capitalization section of the market and have been more negatively affected than their peers by the slowdown and potential double dip recession in Europe as well as by the strength of the Swiss franc. These factors have hampered the Fund’s performance, both in absolute terms and against the SPI during the first half of the year, despite an ongoing strategic reduction in the Fund’s exposure to that sector since the start of the year.

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer and Chief Financial Officer

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Indices Performance Comparison
Year to Date January 1, 2011 through September 30, 2011
Performance in Swiss Francs

Swiss Performance Index (SPI)	-13.54%

Swiss Helvetia Fund

Based on Net Asset Value	-15.83%

Change in U.S. Dollar vs. Swiss Franc	-2.55%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	-13.66%

Based on Market Price	-12.46%

S & P 500 Index	-8.68%

MSCI EAFE Index	-14.62%

Lipper European Fund Index (10 Largest)	-16.75%

Lipper European Fund Universe Average	-17.38%

Source: Citi Fund Services Ohio, Inc.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

Peer Group/Indices Performance Comparison in Swiss Francs[1]
	Total return YTD as of 9/30/11	Total return as of year ended December 31														Cumulative Performance 12/31/96- 9/30/11
		2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Swiss Helvetia Fund	-15.83%	7.64%	-5.05%	-28.19%	-2.67%	20.56%	33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	82.14%

Swiss Performance Index (SPI)	-13.54%	2.92%	23.18%	-34.05%	-0.05%	20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	99.30%

Swiss Market Index (SMI)	-14.05%	-1.68%	18.27%	-34.77%	-3.43%	15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	40.31%

iShares Switzerland[2]	-14.13%	3.24%	18.55%	-31.59%	-0.97%	20.02%	32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	62.39%

CS EF (CH) Swiss Blue Chips[3,7]	-15.48%	1.51%	19.98%	-35.72%	-1.66%	18.78%	32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	50.10%

UBS (CH) Equity Fund[4,7]	-16.17%	2.18%	22.44%	-33.76%	-2.55%	18.98%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	54.65%

Pictet (CH) - Swiss Equities[5,7]	-15.90%	2.07%	27.00%	-36.50%	1.94%	19.37%	37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	68.58%

Saraswiss (Bank Sarasin)[6,7]	-15.63%	3.71%	18.62%	-34.87%	-2.86%	18.69%	33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	42.40%

Sources : Bloomberg, management companies’ websites and Citi Fund Services, Ohio, Inc.

[1]

Performance of funds is based on changes in each fund’s NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

[2]

Shares of iShares MSCI Switzerland are traded on the NYSE Arca and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland Index. These stocks represent Switzerland’s largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland’s publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.32, 12/31/06 = 1.22, 12/31/07 = 1.13, 12/31/08 = 1.06, 12/31/09 = 1.03, 12/31/10 = 0.93, 9/30/11 = 0.91

[3]

This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quailty.

[4]

This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

[5]	This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.
[6]	This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.
[7]	These funds are not available for U.S. residents or citizens.
Past performance is no guarantee of future results.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	September 30, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 82.57%

Banks — 5.85%

240,000	Credit Suisse Group Registered Shares	$6,341,517	1.69%
	A global diversified financial service company with significant activity in private banking, investment banking, asset management and insurance service. (Cost $11,971,809)

1,345,000	UBS AG1,2 Registered Shares	15,607,509	4.16%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $18,480,419)

		21,949,026	5.85%

Biotechnology — 2.37%

48,650	Actelion, Ltd. Registered Shares	1,622,917	0.43%
	Biotechnology company that develops and markets synthetic small-molecule drugs against diseases related to the endothelium. (Cost $2,494,563)

352,155	Addex Pharmaceuticals, Ltd.[2,3] Registered Shares	2,911,686	0.78%
Bio-pharmaceutical company that discovers and develops allosteric modulators for human health. Allosteric modulators are a different kind of orally available small molecule therapeutic agent.
	(Cost $17,167,028)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

3,829,299	Biotie Therapies Oyj[2,4] Bearer Shares	$2,091,081	0.56%
	Develops drugs that treat dependence disorders, inflammatory diseases, and thrombosis. (Cost $2,118,548)

3,029	NovImmune SA2,4 Common Shares	2,260,995	0.60%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		8,886,679	2.37%

Chemicals — 3.18%

1,500	Givaudan SA Registered Shares	1,174,172	0.31%
	Manufactures and markets fragrances and flavors from natural and synthetic ingredients. (Cost $1,324,258)

41,000	Syngenta AG1 Registered Shares	10,765,716	2.87%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $13,122,961)

		11,939,888	3.18%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — 1.06%

2,235	Belimo Holding AG Registered Shares	$3,986,238	1.06%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $2,668,019)

		3,986,238	1.06%

Financial Services — 2.96%

14,700	Allreal Holding AG Registered Shares	2,272,245	0.61%
	Develops and manages real estate. Operates as a general contractor offering planning, architect, and construction management services. (Cost $2,094,153)

150,442	Swiss Re AG1 Non-voting equity securities	7,042,600	1.88%
	Offers reinsurance, insurance and insurance-linked financial market products. (Cost $7,742,543)

42,974	Swissquote Group Holding SA Registered Shares	1,771,855	0.47%
	Operates an online trading system which offers customer real-time securities quotes on the Swiss Stock Exchange. (Cost $2,368,690)

		11,086,700	2.96%

No. of Shares	Security	Fair Value	Percent of Net Assets

Food & Beverages — 22.45%

135	Lindt & Sprungli AG Registered Shares	$4,685,539	1.25%
	Major manufacturer of premium Swiss chocolates. (Cost $471,625)

1,442,300	Nestle SA1 Registered Shares	79,554,365	21.20%
	Largest food and beverage processing company in the world. (Cost $38,125,322)

		84,239,904	22.45%

Industrial Goods & Services — 9.25%

905,000	ABB, Ltd.[1] Registered Shares	15,712,705	4.19%
	The holding company for ABB Group, which is one of the largest electrical engineering firms in the world. (Cost $21,646,736)

14,730	Burckhardt Compression Holding AG Bearer Shares	2,928,810	0.78%
	Produces compressors for oil refining, the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $3,721,138)

6,440	Inficon Holding AG Registered Shares	943,702	0.25%
	Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring systems. (Cost $581,616)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

8,100	Kaba Holding AG, Series B Registered Shares	$2,764,505	0.74%
Provides mechanical and electronic security systems. Offers individually tailored “Total Access Control” including high-security locking devices for heavy safes, modular access and time management applications, as well as no-contact identification technology.
	(Cost $3,048,081)

54,744	Kuehne + Nagel International AG Registered Shares	6,195,842	1.65%
	Transports freight worldwide. (Cost $4,438,559)

2,400	SGS SA Registered Shares	3,672,795	0.98%
	Provides industrial inspection, analysis, testing, and verification services worldwide. (Cost $3,903,307)

44,544	Zehnder Group AG Bearer Shares	2,493,738	0.66%
	Manufactures a variety of radiators. Produces bathroom radiators, electric and aluminum radiators, as well as steel radiators. (Cost $3,355,515)

		34,712,097	9.25%

No. of Shares	Security	Fair Value	Percent of Net Assets

Insurance — 2.82%

12,600	Swiss Life Holding AG Registered Shares	$1,399,692	0.37%
	Financial services company provides life and property insurance, institutional investment management, and private banking services. (Cost $2,159,923)

43,740	Zurich Financial Services AG1 Registered Shares	9,197,776	2.45%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $10,452,957)

		10,597,468	2.82%

Medical Technology — 1.53%

168,000	Kuros Biosurgery AG2,4 Common Shares	2,996,367	0.80%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

3,731	Spineart SA2,4 Common Shares	2,752,141	0.73%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

		5,748,508	1.53%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Personal & Household Goods — 3.95%

207,700	Compagnie Financiere Richemont SA, Series A1 Bearer Shares	$9,363,993	2.50%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $8,830,356)

16,400	Swatch Group AG Bearer Shares	5,458,241	1.45%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $5,005,290)

		14,822,234	3.95%

Pharmaceuticals — 25.93%[5]

1,098,000	Novartis AG1 Registered Shares	61,409,666	16.37%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $35,800,368)

221,600	Roche Holding AG1 Non-voting equity securities	35,888,319	9.56%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs in the area of cardiovascular, infectious, autoimmune and respiratory diseases, dermatology, oncology and other areas.
	(Cost $20,504,703)

		97,297,985	25.93%

No. of Shares	Security	Fair Value	Percent of Net Assets

Retailers — 1.22%

8,912	Galenica AG Registered Shares	$4,589,440	1.22%
	Manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $5,077,326)

		4,589,440	1.22%

	Total Common Stocks (Cost $255,366,890)	$309,856,167	82.57%

Preferred Stocks — 1.97%

Biotechnology — 1.07%

6,000	Ixodes AG, Series B4 Preferred Shares	1,651,437	0.44%
	Restricted to the development and production of a topical product for the treatment of borreliosis-infection and the prevention of lyme-disease after a tick bite. (Cost $1,634,699)

3,162	NovImmune SA, Series B4 Preferred Shares	2,360,273	0.63%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		4,011,710	1.07%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2011

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets
Preferred Stocks — (continued)

Medical Technology — 0.90%

83,611	EyeSense AG, Series C4 Preferred Shares	$3,391,202	0.90%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $2,390,510)

		3,391,202	0.90%

	Total Preferred Stocks (Cost $6,087,516)	$7,402,912	1.97%

Convertible Corporate Bond — 1.46%

Industrial Goods & Services — 1.46%

6,500,000	Adecco Investment Bond, 6.50%, 11/26/12 (Cost $6,387,196)	5,478,091	1.46%

	Total Convertible Corporate Bond (Cost $6,387,196)	$5,478,091	1.46%

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets

Private Equity Limited Partnerships — 3.14%

	Aravis Biotech Il - Limited Partnership[2,4] (Cost $2,070,060)	$2,128,066	0.57%

	Zurmont Madison Private Equity, Limited Partnership[1,2,4] (Cost $10,606,992)	9,633,356	2.57%

	Total Private Equity Limited Partnerships (Cost $12,677,052)	$11,761,422	3.14%

	Total Investments* (Cost $280,518,654)	$334,498,592	89.14%

	Other Assets Less Other Liabilities, net	40,766,410	10.86%

	Net Assets	$375,265,002	100.0%

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities. Transactions during the year with companies which were affiliates are as follows:

Name of Issuer	Shares Held as of 12/31/2010	Value as of 12/31/2010	Gross Additions	Gross Reductions	Income	Shares Held as of 9/30/2011	Value as of 9/30/2011
Addex Pharmaceuticals, Ltd.	352,155	$3,706,298	$—	$—	$—	352,155	$2,911,686

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	September 30, 2011

[4]

Illiquid. There is no public market for these securities. Securities priced at Fair Value as determined by the Board’s Pricing Committee. Restricted Securities are not registered under the Securities Act of 1933, as amended, other than Rule 144A securities. At the end of the period, the aggregate value of these securities amounted to $29,264,918 or 7.80% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 – June 3, 2011	$2,070,060
Biotie Therapies OYJ	October 17, 2008 – December 13, 2010†	2,118,548
EyeSense AG – Preferred Shares C	July 22, 2010	2,390,510
Ixodes AG, Preferred Shares B	April 7, 2011	1,634,699
Kuros Biosurgery AG	August 10, 2009 – August 28, 2009	2,516,639
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
Spineart SA	December 22, 2010	2,623,329
Zurmont Madison Private Equity, LP	September 13, 2007 – June 14, 2011	10,606,992

		$27,574,193

†	Effective February 2, 2011, the Fund acquired shares of Biotie Therapies OYJ in exchange for shares of Synosia Therapeutics Holding AG which were acquired during the period noted.
[5]

The Fund has a fundamental investment policy that prohibits it from investing 25% or more of its total assets in a particular industry. As of September 30, 2011, the Fund had more than 25% of its total assets invested in the pharmaceutical sector as a result of the appreciation of the value of its existing investments against the value of its overall portfolio. The Fund will not invest in any additional companies in this sector until such time as the percentage of the Fund’s total assets invested in this sector is below 25%.

* Cost for Federal income tax purposes is $283,887,738 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$93,929,967
Gross Unrealized Depreciation	(43,319,113)

Net Unrealized Appreciation (Depreciation)	$50,610,854

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks
Pharmaceuticals	25.93%
Food & Beverages	22.45%
Industrial Goods & Services	9.25%
Banks	5.85%
Personal & Household Goods	3.95%
Chemicals	3.18%
Financial Services	2.96%
Insurance	2.82%
Biotechnology	2.37%
Medical Technology	1.53%
Retailers	1.22%
Construction & Materials	1.06%
Private Equity Limited Partnerships	3.14%
Convertible Corporate Bond	1.46%
Preferred Stocks	1.97%
Other Assets and Liabilities	10.86%

100.00%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If a current bid price is not available, the Fund uses the mean between the last quoted bid and asked prices. When valuing fixed-income securities that mature within sixty days, the Fund uses amortized cost, which approximates fair value.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

Swiss exchange-listed options or options that are not listed at the request of a counterparty are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). Eurex-listed options are valued at their most recent sale price (latest bid for long options and the latest ask for short options), or if there are no such sales, at the average of the most recent bid and asked quotations, or if such quotations are not available, at the last bid quotation in the case of purchased options or the last asked quotation in the case of written options; however, if there are no such quotations, such contracts will be valued using the implied volatilities observed for similar options as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction.

The Fund is permitted to invest in alternative investments which do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The Fund’s investments of this type have been Fair Valued at $29,264,918, or 7.80% of the Fund’s net assets at September 30, 2011, and are listed in Note 4 to the Schedule of Investments. These investments also are considered Level 3 investments under GAAP as described below.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the Fair Value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2011:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$299,755,582	$—	$10,100,584	$309,856,167
Preferred Stock	—	—	7,402,912	7,402,912
Convertible Corporate Bond	—	5,478,091	—	5,478,091
Private Equity Limited Partnerships	—	—	11,761,422	11,761,422

Total Investments in Securities	$299,755,582	$5,478,091	$29,264,918	$334,498,592

*	Please see the Schedule of Investments for Industry classifications.

The inputs and valuation techniques used to value Level 2 securities, which consist of an exchange-listed corporate convertible bond, are based on a pricing service model, which may include consideration of dealer quotes, trade execution data, conversion prices compared to the current market quotation of the underlying stock and, when available, the last sale price on the exchange on which it trades.

Level 3 securities consist of the Fund’s investments in privately-held companies and the Fund’s investments in limited partnerships (“private equity partnerships”) that invest in privately-held companies, which are listed in Note 4 to the Schedule of Investments.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes.

The Fund values its Level 3 investments in private equity partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates against the partnerships’ audited financial statements. In using the NAV as a practical expe-

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

dient, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis.

The Fund has adopted a policy of recognizing significant transfers between all Levels based on their market prices at the reporting period end. For the nine-month period ended September 30, 2011, there were no significant transfers between Level 1, Level 2, and Level 3.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships	Total
Balance as of December 31, 2011	$7,804,991	$5,650,685	$8,845,515	$22,301,191
Change in Unrealized Appreciation/Depreciation	177,045	382,892	12,084	572,021
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases	2,118,548	3,487,883	2,903,823	8,510,254
Gross Sales	—	(2,118,548)	—	(2,118,548)

Balance as of September 30, 2011	$10,100,584	$7,402,912	$11,761,422	$29,264,918

C. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”), which includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Levels 1 and 2 of the fair value hierarchy. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements and related disclosures has not yet been determined.

D. When-Issued and Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The Fund records when-issued or delayed-delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked-to-market daily and, in the case of fixed-income securities, begin earning interest on the settlement date. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a capital gain or loss. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

E. Options

The Fund may buy call options and put options, and may sell (write) covered call options. Options may be entered into on securities in which the Fund may invest and on Swiss stock indices. Option contracts are utilized to manage the Fund’s exposure to changing security prices and to generate income. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked-to-market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid and the exposure to the risk that the counterparty would be unable to meet the terms of the contract. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a call option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the option will be exercised and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund did not have any written call option transactions during the nine-month period ended September 30, 2011, and the Fund held no contracts at September 30, 2011.

F. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

G. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Schedule of Investments. Actual results could differ from those estimates.

H. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region exposes the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

Note 2—Capital Commitments

As of September 30, 2011, the Fund invested in private equity partnerships and preferred stock. The Fund’s investments are summarized in the Schedule of Investments. The Fund’s capital commitments and the amounts disbursed to the private equity partnerships and the issuer of preferred stock are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitments	Fair Value as of September 30, 2011
Private Equity Limited Partnerships—International (a)
Aravis Biotech II LP	$3,578,113	$1,164,318	$2,128,066
Zurmont Madison Private Equity LP	15,413,410	3,117,569	9,633,356
Preferred Stock—International
EyeSense AG, Series C (b)	3,082,689	616,537	3,391,202

*	The original capital commitment represents 3,250,000, 14,000,000 and 2,800,006 Swiss francs for Aravis Biotech II LP, Zurmont Madison Private Equity LP and EyeSense AG, respectively. The exchange rate as of September 30, 2011 was used for conversion and equals 0.9083.

(a)	This category includes two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two funds. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of a fund. If these investments were held, it is estimated that the underlying assets of each fund would be realized over 4 to 6 years.

(b)	The unfunded commitment for this security represents future payments contingent upon contractual milestones achieved by EyeSense.

THE SCHEDULE OF INVESTMENTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS WHICH ARE INCLUDED IN THE FUND’S SEMI-ANNUAL REPORT OR AUDITED ANNUAL REPORT. THESE REPORTS INCLUDE ADDITIONAL INFORMATION ABOUT CERTAIN SECURITY TYPES INVESTED IN BY THE FUND.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset value, AST will complete its purchases, even though

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust

Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Quarterly Report

For the

Period Ended

September 30, 2011